                                                                  EXHIBIT (A)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                           SIGNATURE BRANDS USA, INC.
                                       TO
                             JAVA ACQUISITION CORP.
                     A WHOLLY OWNED INDIRECT SUBSIDIARY OF
                              SUNBEAM CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $.01 per share (the 'Shares'), of Signature Brands USA, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

                By Mail:                          Facsimile Transmission:                By Hand or Overnight Courier:
      Tender & Exchange Department                     (for eligible                      Tender & Exchange Department
             P.O. Box 11248                          institutions only)                        101 Barclay Street
         Church Street Station                         (212) 815-6213                      Receive and Deliver Window
     New York, New York 10286-1248                                                          New York, New York 10286
                                                For Confirmation Telephone:
                                                       (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Java Acquisition Corp., a Delaware corporation ('Purchaser') and a wholly owned indirect subsidiary of Sunbeam

Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated March 6, 1998 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the 'Offer'), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $.01 per share (the 'Shares'), of Signature Brands USA, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                  --------------------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

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Check one box if Shares will be tendered by book-entry transfer:

/ / The Depository Trust Company
/ / Philadelphia Depository Trust Company

Account Number:
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Dated:                                                                    , 1998
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Name(s) of Record Holder(s):
                             ---------------------------------------------------

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                                  Please Print

Address(es):
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                                                                        Zip Code

Area Code and Tel. No.:
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Signature(s):
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other documents required by the Letter of Transmittal, within three trading days (as defined in the Offer to Purchase) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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Address:
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                                                                        Zip Code

Area Code and
Tel. No.:
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                              Authorized Signature

Name:
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                                  Please Print

Title:
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Date:                                                                     , 1998
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
      BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.


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